UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 3, 2016
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code             (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On November 3, 2016, Symantec Corporation (the “Company”) issued a press release announcing financial results for the second quarter ended September 30, 2016. The Company also posted to its website supplemental financial information and commentary by Thomas J. Seifert, the Company’s Executive Vice President and Chief Financial Officer. Copies of the press release and supplemental information and commentary are furnished as Exhibits 99.01 and 99.02, respectively, to this Current Report and are incorporated herein by reference.
The information in Item 2.02 of this Current Report, including Exhibits 99.01 and 99.02 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibits 99.01 and 99.02 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press release issued by Symantec Corporation entitled “Symantec Reports Second Quarter Fiscal Year 2017 Results,” dated Novembert 3, 2016

99.02	CFO Commentary on the Second Quarter Fiscal Year 2017 Results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Symantec Corporation

Date: November 3, 2016	By:	/s/ THOMAS J. SEIFERT
Thomas J. Seifert
Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit Number	Exhibit Title or Description

99.01	Press release issued by Symantec Corporation entitled “Symantec Reports Second Quarter Fiscal Year 2017 Results,” dated November 3, 2016

99.02	CFO Commentary on the Second Quarter Fiscal Year 2017 Results